SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 8, 2000


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
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             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-26682                                   11-3199437
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

10 Edison Street East, Amityville, New York                             11701
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  (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (631) 842-7600

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

     On August 8, 2000, Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company"), entered into an employment agreement (the "Employment Agreement") with Joseph Raimondo (the "Executive"), pursuant to which the Executive will serve as the President and Chief Operating Officer of the Company for a term of two years commencing on August 14, 2000 at an annual salary of $150,000, subject to the terms and conditions contained therein.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated August 9, 2000, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.         Exhibits.

          10.1 Employment Agreement, dated as of August 8, 2000, between Technology Flavors & Fragrances, Inc. and Joseph Raimondo.

          99.1  Press release of the Company dated August 9, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2000

                                   TECHNOLOGY FLAVORS & FRAGRANCES, INC.


                                   By:/s/ Joseph A. Gemmo
                                      ------------------------------------------
                                      Joseph A. Gemmo
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

 EXHIBIT                            DESCRIPTION                             PAGE

  10.1         Employment Agreement, dated as of August 8, 2000,             --
               between Technology Flavors & Fragrances, Inc.
               and Joseph Raimondo.

  99.1         Press release of the Company dated August 9, 2000.            --